Underlying Funds Trust N-SAR Exhibit List

Item 77Q.1.a:  Exhibits.
Amended Schedule I to Registrant’s Agreement and Declaration of Trust is incorporated herein by reference to Amendment No. 16 to the Registrant’s registration statement on Form N-1A as filed with the Securities and Exchange Commission on April 30, 2009 (SEC Accession No. 0000894189-09-001344).